SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 14, 2002

Investors Financial Services Corp.

(Exact name of Registrant as specified in its charter)

Delaware	0-26996	04-3279817
(State or jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Clarendon Street Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  617 937-6700

No change since last report

(Former name or former address, if changed

since last report)

Item 9. Regulation FD Disclosure.

The following correspondance accompanied today’s filing by the Company of its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002:

August 14, 2002

VIA EDGAR

Securities and Exchange Commission

450 Fifth Street N.W.

Washington, D.C. 20549

Ladies and Gentlemen:

In connection with the Quarterly Report on Form 10-Q of Investors Financial Services Corp. (the “Company") for the period ended June 30, 2002 as filed on the date hereof and accompanying this certification (the “Report”), I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.               The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed a part of the Report for any purpose, nor shall it be deemed to be filed pursuant to the Securities Exchange Act of 1934 or to form a part of the Company's public disclosure.

/s/Kevin J. Sheehan
Kevin J. Sheehan
Chairman and
Chief Executive Officer

/s/John N. Spinney, Jr.
John N. Spinney, Jr.
Senior Vice President and
Chief Financial Officer

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS FINANCIAL SERVICES CORP.

August 14, 2002	By:	/s/John E. Henry
John E. Henry
Senior Vice President, General Counsel
and Secretary